UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 11, 2023
(Date of earliest event reported)

BANK5 2023-5YR1
(Central Index Key Number 0001967945)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)

Citi Real Estate Funding Inc.
(Central Index Key Number 0001701238)

Bank of America, National Association
(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-06	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On April 19, 2023, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of April 1, 2023 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, N.A., as certificate administrator and as trustee, of BANK5 2023-5YR1, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR1.

The certificates represent, in the aggregate, the entire beneficial ownership in BANK5 2023-5YR1 (the “Issuing Entity”), a common law trust formed on April 19, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of twenty-four (24) mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred and thirty-four (134) commercial and multifamily properties.

The Mortgage Loan secured by the mortgaged property identified as “1201 Third Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “1201 Third Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “1201 Third Avenue Whole Loan”) that also includes six (6) additional pari passu promissory notes, each of which are not an asset of the Issuing Entity. Prior to August 10, 2023, the 1201 Third Avenue Whole Loan was being serviced and administered pursuant to the Pooling and Servicing Agreement..

As of August 10, 2023, the 1201 Third Avenue Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2023 (the “BANK 2023-BNK46 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the BANK 2023-BNK46 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the BANK 2023-BNK46 Pooling and Servicing Agreement applicable to the servicing of the 1201 Third Avenue Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on April 19, 2023. For example, under the BANK 2023-BNK46 Pooling and Servicing Agreement (i) the minimum monthly special servicing fee for a mortgage loan is $5,000, rather than $3,500 and (ii) the liquidation fee will be subject to a minimum fee amount of $25,000, rather than a minimum fee amount that is the lesser of 3.0% and $25,000. The BANK 2023-BNK46 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2023	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)
	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President